UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report :  December 5, 2008

(Date of earliest event reported)

AFFYMETRIX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-28218	77-0319159
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3420 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 731-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits.

SIGNATURE
EXHIBIT LIST
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 9.01               Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Panomics, Inc. as of and for the year ended December 31, 2007 and the unaudited condensed consolidated financial statements of Panomics, Inc. as of and for the nine months ended September 30, 2008 are filed as Exhibit 99.1 to this Amendment No.1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to Affymetrix, Inc’s acquisition of Panomics, Inc. is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description of Exhibit

23.1	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm of Panomics, Inc.

99.1

Audited consolidated financial statements of Panomics, Inc. as of and for the year ended December 31, 2007 and the unaudited condensed consolidated financial statements of Panomics, Inc. as of and for the nine-months ended September 30, 2008 and 2007.

99.2	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFYMETRIX, INC.

Dated: February 13, 2009	By:	/s/ John C. Batty
John C. Batty
Executive Vice President and Chief Financial Officer, Treasurer and Principal Financial Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

23.1	Consent of BDO Seidman, LLP, Independent Registered Public Accounting Firm of Panomics, Inc.

99.1

Audited consolidated financial statements of Panomics, Inc. as of and for the year ended December 31, 2007 and the unaudited condensed consolidated financial statements of Panomics, Inc. as of and for the nine-months ended September 30, 2008 and 2007.

99.2	Unaudited pro forma condensed combined financial statements as of and for the nine months ended September 30, 2008 and for the year ended December 31, 2007.